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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 15, 1999



                       APPLIED ANALYTICAL INDUSTRIES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                                       0-21185                                   04-2687849
----------------------------                    ------------------------                        ----------------
(State or Other Jurisdiction                    (Commission File Number)                        (I.R.S. Employer
        of Incorporation)                                                                      Identification No.)
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                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 392-1606
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.           Other Events.

         On February 16, 1999, Applied Analytical Industries, Inc. (the
"Company") issued a press release (the "Release") announcing that the Company has entered into a definitive agreement to merge with Medical & Technical
Research Associates, Inc., a contract research organization located in Natick, Massachusetts. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         The Company does not undertake to update any of the information set forth in the Release. Information in the Release may contain certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the following: the ability of acquired businesses to be integrated with AAI's operations; the company's dependence on continued strict government regulation of the drug development process; the company's dependence on research and development expenditures and production-related compliance testing expenditures by the pharmaceutical and biotechnology industries (and the consequent risk that a general economic decline in these industries or any reduction in the outsourcing of research, development and testing activities within these industries could adversely affect the company's business); fluctuation in the company's quarterly results due to a number of factors, including without limitation, the commencement, completion or cancellation of large contracts, progress of ongoing contracts, achieving expected levels of licensing and royalty revenues, potential acquisitions, the timing of start-up expenses for new facilities and changes in the mix of services; the ability to acquire and maintain large client contracts;
the ability to hire and retain qualified employees; the reliance on certain key executive officers; and other items that may cause the actual results to differ materially, which may be discussed in the company's recent Form 10-K and Form
10-Q, its registration statement on Form S-3, and other filings with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1  --  Press release dated February 16, 1999



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 1999

                                   APPLIED ANALYTICAL INDUSTRIES, INC.


                                   By: /s/ Eugene T. Haley
                                      ------------------------------------------
                                      Eugene T. Haley
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX


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
         Exhibit No.                  Exhibit
         -----------                  -------
         Exhibit 99.1                 Press release dated February 16, 1999
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